Supplement to the
Fidelity® Nasdaq Composite Index® Fund
January 29, 2015
Prospectus

The following information supplements information found in the "Shareholder Information" section under the heading "Selling Shares" on page 16.

  Redemptions by qualified funds of funds and qualified wrap programs that meet certain criteria, such as advance notice requirements and restrictions on trading frequency, and are approved by the fund's Treasurer.
EIF-15-01  August 3, 2015
1.791563.125